                                                                   EXHIBIT 10.1
                               FIRST AMENDMENT TO
                               ------------------

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

         This First Amendment to Amended and Restated Loan and Security Agreement (this "Agreement") is entered into to be effective the 1st day of February, 1998, among THE PROVIDENT BANK (the "Bank") and CARDINAL REALTY SERVICES, INC., CARDINAL APARTMENT MANAGEMENT GROUP, INC., CARDINAL GP VIII CORPORATION, CARDINAL GP X CORPORATION, CARDINAL APARTMENT SERVICES, INC., CARDINAL GP XII CORPORATION, CARDINAL INDUSTRIES DEVELOPMENT CORPORATION, CARDINAL ANCILLARY INSURANCE AGENCY, INC., AN OHIO CORPORATION, CARDINAL ANCILLARY INSURANCE AGENCY, INC., A DELAWARE CORPORATION, CARDINAL INDUSTRIES OF FLORIDA SERVICES CORPORATION, CARDINAL INDUSTRIES OF GEORGIA SERVICES CORPORATION, CARDINAL INDUSTRIES OF TEXAS, INC., CARDINAL INDUSTRIES SERVICES CORPORATION, CARDINAL REALTY COMPANY, CARDINAL REGULATORY OF KENTUCKY, INC., CARDINAL REGULATORY OF WEST VIRGINIA, INC., CII OF PENNSYLVANIA, INC., R/E MANAGEMENT SERVICES, INC., WALKER PLACE LIMITED LIABILITY COMPANY, LEXFORD PROPERTIES OF COLORADO, INC., LEXFORD NORTHWEST, INC., CARDINAL GP XIII CORPORATION, CARDINAL GP XIV CORPORATION, CARDINAL GP XV CORPORATION, CARDINAL GP XVI CORPORATION, CARDINAL GP XVII CORPORATION, CARDINAL GP XVIII CORPORATION, CARDINAL GP XIX CORPORATION, FKA CARDINAL GP XIX CORPORATION, PREMIERE MANAGEMENT COMPANY, INC., LEAF ASSET MANAGEMENT, INC., LEXFORD PROPERTIES, INC., AND LEXFORD RESIDENTIAL TRUST jointly and severally (herein each a "Company" or collectively, the "Companies").

                                R E C I T A L S:

         I. The Companies (except for the REIT (as defined herein)) and the Bank entered into an Amended and Restated Loan and Security Agreement dated September 30, 1997, (the "Loan Agreement") and various loan documents executed in connection therewith (the "Loan Documents"), including but not limited to a Cognovit Promissory Note for a revolving line of credit in the maximum amount of $35,000,000.00 (the "Note"); and

         II. Lexford Properties, Inc. ("Lexford") intends to convert from a corporation to a Maryland real estate investment trust to be known as Lexford Residential Trust (the "REIT") and, subject to the conditions set forth herein, the Bank has consented to such conversion; and

         III. The REIT will remain liable for all of the obligations of Lexford under the Loan Agreement, the Loan Documents and the Note; and

         IV. The Bank has agreed to lend the REIT the additional sum of $5,000,000.00 on the terms set forth below.

         V. The Companies are (a) consolidating syndicated properties to include acquiring beneficial ownership of limited partnership interests in its Syndicated

Partnerships formerly held by third parties and (b) conveying the assets of Lexford Properties, Inc. ("LPI") related to the conduct of LPI's third party multifamily residential real property fee management business (including, without limitation, all Equipment, Accounts, Intangibles, Instruments, Chattel Paper, Deposits, and Stock owned by LPI related to such business) pursuant to the terms of that certain Bill of Sale, Assignment and Assumption Agreement dated February 20, 1998 by and between LPI and Lexford Property Management, Inc., an Ohio Corporation (the "Bill of Sale").

         VI. Terms used without definition in this Agreement have the meanings given them in the Loan Agreement.
 .
         NOW, THEREFORE the Loan Agreement is amended as follows:

1. CONSENT OF BANK. Provided that Lexford obtains the approval of its shareholders if required by law, and provided further that Lexford obtains all necessary governmental and regulatory consents, including but not limited to the approval of the SEC, the Bank hereby consents to the conversion of Lexford to a Maryland real estate investment trust to be known as Lexford Residential Trust. The Companies agree that all of the obligations of Lexford shall be assumed by the REIT and that the REIT shall be jointly and severally liable to the Bank for all indebtedness of the Companies pursuant to the Loan Agreement as amended by this Amendment to the Loan Agreement as if the REIT were an original party to said Agreements, including the Note and a term loan due March 1, 2001 in the original amount of $7,000,000, together with interest at the rate of 7.25% per annum and a principal balance of $4,623,419.79 as of January 31, 1998 (the "Term Loan"). Furthermore, the Bank consents to (a) the fact that the Companies are consolidating syndicated properties by way of acquiring beneficial ownership of limited partnership interests in the Syndicated Partnerships formerly held by third parties and (b) LPI's consummation of the transactions contemplated by the Bill of Sale (the "Third Party Management Sale"). In furtherance of its consent to the Third Party Management Sale, Bank hereby releases and forever discharges all assets conveyed by LPI to Lexford Property Management, Inc. pursuant to the Bill of Sale from the lien of the Security Interest in favor of Bank thereon created and granted by the Loan Agreement. At LPI's reasonable request and at LPI's expense, Bank will take all such further action and execute and deliver all such further documents, agreements, and instruments as may be necessary to evidence or give public notice of Bank's release of Security Interest effected by this Agreement.

2. ADDITIONAL LOANS. The Bank, subject to the terms and conditions hereof, will make an additional revolving line of credit loan of $5,000,000 (the "New Loan") to the Companies to be used for working capital. The New Loan will bear interest at the Bank's prime interest rate less one percent (1%) and will be evidenced by a Promissory Note (the "New Note") in the form attached hereto as Exhibit A. The New Loan shall be secured by the security interests provided in the Loan Agreement or any other security agreements, pledge agreements or other security instruments executed prior to the date hereof or in connection with the Loan Agreement, this Amendment or executed after the date hereof among the Bank and the Companies and shall be subject to all other terms and conditions set forth in the Loan Agreement.

3. THE REVOLVING LINE OF CREDIT LOAN. The Companies and the Bank agree that the Revolving Line of Credit Loan is secured by the security interests provided in the Loan Agreement or any other security agreements, pledge agreements or other security instruments executed prior to the date hereof or in connection with the Loan Agreement, this Amendment or executed after the date hereof among the Bank and the Companies.

4. EFFECT ON LOAN AGREEMENT. The Companies acknowledge that the modifications contained in this Amendment shall not be construed to operate to release, discharge, modify or affect the original liability of the Companies under the Loan Agreement, the Note or the Term Note. The Companies further acknowledge that all of the terms and conditions of the Loan Agreement, including but not limited to, the Company Business Covenants in Section 5 of the Loan Agreement remain unmodified and in full force and effect. The Companies hereby reaffirm and restate each of the Warranties and Representations set forth in Section 4 of the Loan Agreements as if fully rewritten in this Amendment.

5. SURVIVAL, SUCCESSORS, AND ASSIGNS. All warranties, representations, and covenants made by the Companies herein or on any certificate or other instrument delivered by it or on its behalf under this Amendment shall be considered to have been relied upon by the Bank and shall survive the closing of the New Loan or this Amendment regardless of any investigation made by the Bank on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Companies. This Amendment shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

6. AMENDMENT AND WAIVER, DUPLICATE ORIGINALS. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Companies and the Bank; PROVIDED HOWEVER that nothing herein shall change the Bank's sole discretion (as set forth the Loan Agreement) to make advances, determinations, decisions, or to take or refrain from taking other actions. No delay or failure or other course of conduct by the Bank in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

7. ENFORCEABILITY AND GOVERNING LAW. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. All of the Bank's rights and remedies, whether evidenced hereby or by any other agreement or instruments, shall be cumulative and may be exercised singularly or concurrently. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio. The Companies agree that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the venue of any suit, action, or proceeding in any such court; and irrevocably submit to the jurisdiction of any such court in any such suit, action, or proceeding.

8. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THE LOAN AGREEMENT, THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9. ADVERTISING. The Companies agree that the Bank may advertise or otherwise disclose for marketing purposes the extent and nature of the credit extended or to be extended and other services provided to the Companies by the Bank in connection with or relating in any way to the New Loan. The Companies have the right of advance inspection and approval of all advertising (using their name) not to be unreasonably withheld or delayed.

10. SINGULAR AND PLURAL; JOINT AND SEVERAL LIABILITY. As used in this Agreement, the singular shall include the plural, the plural the singular and the use of masculine, feminine, or neuter gender shall include all genders, as the context may require. Reference in this Agreement to any one or more of the Companies shall mean all of the Companies, jointly and severally; therefore the obligations of the Companies in this Agreement shall be the joint and several liability of each such Company.

11. WARRANT OF ATTORNEY. With full knowledge of all constitutional rights, if any payment under the Note, the Term Note or the New Note is not received by the Bank on or before the date when due, or should default be made in the performance or observance of the covenants and agreements of this Agreement or any of the other loan documents evidencing the Loan, after any applicable notice or period of grace, the Companies hereby authorize and empower any attorney of any court of record within the United States of

America or elsewhere to appear for the Companies and, with or without complaint filed, confess judgment or a series of judgments against the Companies in favor of the Bank as of any time, present, or future, for the then due and unpaid balance or balances of the principal, interest, late charges, and collections expenses evidenced by the Note, or any part thereof, together with the costs of the suit, and to waive and release all errors in said proceedings and petitions in error and the right to appeal from the judgment rendered, on which judgment or judgments one or more executions may issue forthwith; and for so doing this Agreement or a copy thereof verified by affidavit shall be a sufficient warrant. The foregoing warrant of attorney shall survive any judgment rendered pursuant to the Note, and if any such judgment be vacated for any reason, the Bank nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Companies.

                                            SIGNED AND ACKNOWLEDGED:


                                            The Provident Bank




                                            By: /s/ William R. Mcnamara
                                               --------------------------------
                                               William R. McNamara
                                            Its:  Vice President




WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Realty Services, Inc.


                                            By: /s/ John B. Bartling
                                               --------------------------------
                                                  John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                      Cardinal Apartment Management Group, Inc.


                                      By: /s/ John B. Bartling
                                         ---------------------------------------
                                            John B. Bartling,
                                      Its: Chief Executive Officer


WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP VIII Corporation


                                            By: /s/ John B. Bartling
                                               --------------------------------
                                                  John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP X Corporation


                                            By: /s/ John B. Bartling
                                               --------------------------------
                                                  John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Apartment Services, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                                  John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                                  John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                    Cardinal Industries Development Corporation


                                    By: /s/ John B. Bartling
                                        ----------------------------------------
                                          John B. Bartling,
                                    Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                     Cardinal Ancillary Insurance Agency, Inc., an Ohio Corporation


                                     By: /s/ John B. Bartling
                                        ---------------------------------------
                                         John B. Bartling,
                                     Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                     Cardinal Ancillary Insurance Agency, Inc.,
                                     A Delaware Corporation


                                     By: /s/ John B. Bartling
                                         ---------------------------------------
                                          John B. Bartling,
                                     Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                        Cardinal Industries of Florida Services
                                        Corporation


                                        By: /s/ John B. Bartling
                                            ------------------------------------
                                            John B. Bartling,
                                        Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                        Cardinal Industries of Georgia Services
                                        Corporation


                                        By: /s/ John B. Bartling
                                            ------------------------------------
                                            John B. Bartling,
                                        Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Industries of Texas, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Industries Services
                                            Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Realty Company


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                           Cardinal Regulatory of Kentucky, Inc.


                                           By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                           Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                      Cardinal Regulatory of West Virginia, Inc.


                                      By: /s/ John B. Bartling
                                         ---------------------------------
                                         John B. Bartling,
                                      Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                      CII of Pennsylvania, Inc.


                                      By: /s/ John B. Bartling
                                         ---------------------------------
                                         John B. Bartling,
                                      Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                          R/E Management Services, Inc.


                                          BY: /s/ John B. Bartling
                                             ---------------------------------
                                             John B. Bartling,
                                          Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                          Walker Place Limited Liability Company


                                          By: /s/ John B. Bartling
                                             ---------------------------------
                                             John B. Bartling,
                                          Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Lexford Properties of Colorado, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Lexford Northwest, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XIII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XIV Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XV Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                              John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XVI Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XVII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XVIII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal LP XIX Corporation,
                                            fka Cardinal GP XIX Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Premiere Management Company, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            LEAF Asset Management, Inc.


                                            By: /S/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).


                                            Lexford Properties, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).


                                            Lexford Residential Trust.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer